Exhibit 10.1
FIRST AMENDMENT
TO THE
SECOND AMENDED EMPLOYMENT AGREEMENT

    On February 16, 2024, BrightSpire Capital US, LLC, a Delaware limited liability company (“BRSP”) and Michael Mazzei (the “Executive”), entered into that certain SECOND AMENDED EMPLOYMENT AGREEMENT (the “Agreement”), which such parties hereto desire to amend as follows, effective as of May 19, 2026. Any capitalized terms not defined or amended herein shall have the meaning set forth in the Agreement.

1.Solely in respect of Section 1 regarding Employment Term, the Executive’s employment shall be extended from March 31, 2027 to and expire on March 31, 2030.

2.Solely in respect of Section 3(b) “Annual Cash Bonus”, the Executive’s target Annual Bonus specifically with regard to the following calendar years shall be reset from $1,750,000 as follows: 2027 - $1,575,000; 2028 - $1,450,000; and 2029 = $1,375,000.

3.Solely in respect of Section 3(c) “Equity Incentives and Related Awards”, the Executive’s annual Target LTIP Award specifically with regard to the following calendar years shall be reset from $3,000,000 as follows: 2027 - $2,700,000; 2028 - $2,475,000; and 2029 = $2,375,000.

4.Solely in respect of Section 4(c)(i) and 4(c)(ii), for all calculation purposes therein, (x) the Target Bonus Amount and Annual Bonus amount shall remain at $1,750,000, and (y) the Target LTIP Award shall remain at $3,000,000, in each case, notwithstanding the amendments to Sections 3(b) and 3(c) above, and the amendments to Sections 3(b) and 3(c) shall not be considered a reduction in the Target Bonus Amount or the Target LTIP Award for purposes of Section 4(c)(iii).

5.Except and only to the extent as set forth and amended above, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Agreement to be executed this 19th day of May, 2026.

BRIGHTSPIRE CAPITAL US, LLC By: /s/ David A. Palamé
Name: David A. Palamé Title: Vice President
Executive By: /s/ Michael Mazzei
Name: Michael Mazzei